SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2009 (January 7, 2009)
BIOMIMETIC THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51934	62-1786244

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
389 Nichol Mill Lane, Franklin, Tennessee 37067
(Address of principal executive offices)
(615) 844-1280
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On January 7, 2009, BioMimetic Therapeutics, Inc. issued a press release that announced as of December 31, 2008, 436 patients were enrolled in the Company’s North American pivotal clinical study for its lead orthopedic product candidate Augment™ Bone Graft and that enrollment is now closed.
     Additionally, the Company announced that the United States Patent Office has issued a patent number, 7,473,678 to the Company, which will provide the Company protection for its Augment product line, as well as certain other PDGF product formulations, until at least June 2025.
     A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated January 7, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.
By:	/s/ Earl Douglas
	Name:	Earl Douglas
	Title:	General Counsel

Date: January 8, 2009